UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant    ☐
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☐    Preliminary Proxy Statement
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☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12

AVALO THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V89090-P49035 *Please check the meeting materials for any special requirements for meeting attendance. AVALO THERAPEUTICS, INC. 1500 LIBERTY RIDGE DRIVE, SUITE 321 WAYNE, PENNSYLVANIA 19087 AVALO THERAPEUTICS, INC. 2026 Annual Meeting Vote by June 1, 2026 11:59 PM ET You invested in AVALO THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 2, 2026. Vote Virtually at the Meeting* June 2, 2026 8:30 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/AVTX2026 Get informed before you vote View the 2026 Notice of Annual Meeting of Stockholders, Proxy Statement and 2025 Annual Report online OR you can receive a free paper or email copy of the materials by requesting them prior to May 19, 2026. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V89091-P49035 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect the seven directors nominated by our board of directors and named herein to hold office until the 2027 Annual Meeting of Stockholders; For Nominees: 01) Michael Heffernan 02) Garry Neil, M.D. 03) Rita Jain, M.D. 04) Aaron Kantoff 05) Gilla Kaplan, Ph.D. 06) Kevin Lind 07) Samantha Truex 2. To approve the Avalo Therapeutics, Inc. Second Amended and Restated 2016 Employee Stock Purchase Plan; For 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and For 4. To conduct any other business properly brought before the Annual Meeting.